UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2016

1st CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation)	001-34226 (Commission File Number)	26-1169687 (I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices)

(310) 270-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

On July 1, 2016, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of March 10, 2016, among 1st Century Bancshares, Inc. (“1st Century”), Midland Financial Co. (“Midland”) and MC 2016 Corp., a wholly-owned subsidiary of Midland (“Merger Sub”), Merger Sub merged with and into 1st Century, with 1st Century being the surviving corporation (the “Merger”), and simultaneously with the Merger, 1st Century Bank, National Association, a wholly-owned subsidiary of 1st Century, merged with and into MidFirst Bank, a wholly-owned subsidiary of Midland, with MidFirst Bank being the surviving entity (the “Bank Merger”). Immediately following the Merger and Bank Merger, 1st Century, as the surviving corporation in the Merger, merged with and into Midland, with Midland being the surviving corporation (the “Subsequent Merger”).

As a result of the Merger and the Subsequent Merger, 1st Century ceased to exist as a separate corporation and each share of common stock of 1st Century, par value $0.01 per share (“1st Century Common Stock”), outstanding immediately prior to the effective time of the Merger, excluding shares owned by Midland, 1st Century or either of their subsidiaries (subject to certain exceptions), was converted into the right to receive $11.22 in cash, without interest, less any applicable withholding or transfer taxes (the “Per Share Merger Consideration”). In addition, each share of 1st Century Common Stock subject to vesting, repurchase, transfer or other lapse restrictions pursuant to any of 1st Century’s benefit plans (each, a “1st Century Restricted Share”) outstanding immediately prior to the effective time of the Merger vested in full and became free of such restrictions and any repurchase right lapsed, and the holder thereof became entitled to receive the Per Share Merger Consideration with respect to each 1st Century Restricted Share.

The total amount of consideration payable under the Merger was approximately $115.6 million, which was funded through cash on hand and borrowings under existing credit facilities.

The foregoing description of the Agreement and Plan of Merger, the Merger, the Bank Merger and the Subsequent Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated by reference herein.

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the completion of the Merger on July 1, 2016, 1st Century notified the NASDAQ Stock Market LLC Capital Market (“NASDAQ”) of the effectiveness of the Merger. 1st Century also notified NASDAQ that each share of 1st Century Common Stock outstanding immediately prior to the effective time of the Merger was converted into the right to receive the Per Share Merger Consideration and requested that NASDAQ file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the 1st Century Common Stock and suspend trading of the 1st Century Common Stock prior to the opening of trading on July 1, 2016.

Item 3.03      Material Modification to Rights of Security Holders.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time of the Merger, 1st Century’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in 1st Century (other than their right to receive the Per Share Merger Consideration).

Item 5.01      Changes in Control of Registrant.

Upon the effectiveness of the Merger, a change of control of 1st Century occurred and 1st Century became a wholly-owned direct subsidiary of Midland. Immediately after the Merger and Bank Merger, 1st Century, as the surviving corporation in the Merger, merged with and into Midland, with Midland as the surviving corporation, as the result of which the separate corporate existence of 1st Century ceased. The information set forth in Items 2.01 and 5.02 is incorporated by reference herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, all members of 1st Century’s Board of Directors (Alan Rothenberg, Jason DiNapoli, Stanley R. Zax, Lewis Wolff, Nadine I. Watt, Barry D. Pressman, Robert Allen Moore, Alan D. Levy, Eric M. George, Dave Brooks, and William Warren Brien) ceased serving as members of 1st Century’s Board of Directors as of the effective time of the Merger. Additionally, the directors of Merger Sub immediately prior to the effective time of the Merger (G. Jeffrey Records, Jr., Todd A. Dobson and Ken R. Clark) became the directors of 1st Century immediately after the effective time of the Merger.

In accordance with the terms of the Merger Agreement, the officers of Merger Sub immediately prior to the effective time of the Merger (G. Jeffrey Records, Jr. - Chairman, CEO and President, Todd A. Dobson - Sr. Executive VP, CFO, Gregory A. Schaefer - SVP and H. Timothy Tackett, 1st SVP, Treasurer) became the officers of 1st Century immediately after the effective time of the Merger.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the Certificate of Incorporation of 1st Century was amended and restated in its entirety in accordance with the terms of the Merger Agreement. The Amended and Restated Certificate of Incorporation of 1st Century is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Pursuant to the Merger Agreement, at the effective time of the Merger, the bylaws of 1st Century were amended and restated in their entirety in accordance with the terms of the Merger Agreement. The Amended and Restated Bylaws of 1st Century are filed as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 8.01      Other Events.

On July 1, 2016, Midland issued a press release announcing the closing of the acquisition of 1st Century. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*

Agreement and Plan of Merger dated as of March 10, 2016, among Midland Financial Co., MC 2016 Corp. and 1st Century Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to 1st Century’s Current Report on Form 8-K filed with the SEC on March 10, 2016)

3.1	Amended and Restated Certificate of Incorporation of 1st Century Bancshares, Inc.

3.2	Amended and Restated Bylaws of 1st Century Bancshares, Inc.

99.1	Press Release, dated July 1, 2016

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. 1st Century agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that 1st Century may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDLAND FINANCIAL CO., AS SUCCESSOR IN INTEREST TO 1st Century Bancshares, INC.

	By:	/s/ Todd A. Dobson
Date: July 1, 2016		Name: Todd A. Dobson Title: Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Agreement and Plan of Merger dated as of March 10, 2016, among Midland Financial Co., MC 2016 Corp. and 1st Century Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to 1st Century’s Current Report on Form 8-K filed with the SEC on March 10, 2016)

3.1	Amended and Restated Certificate of Incorporation of 1st Century Bancshares, Inc.

3.2	Amended and Restated Bylaws of 1st Century Bancshares, Inc.

99.1	Press Release, dated July 1, 2016

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. 1st Century agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that 1st Century may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.